                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 22, 1996


                               I.C.H. Corporation
             (Exact name of registrant as specified in its charter)


               Delaware                   1-7697              43-6069928

     (State or other jurisdiction       (Commission         (IRS Employer
           of incorporation)            File Number)       Identification No.)



         500 North Akard Street
             Dallas, Texas                                 75201
   (Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code:   (214) 954-7111

                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 5.  Other Events.

     ICH Corporation, a Delaware corporation (the "Corporation") filed a voluntary petition with the United States Bankruptcy Court for the Northern District of Texas, Dallas Division (the "Bankruptcy Court") under Chapter 11 of the United States Bankruptcy Code (the "Code"), Case No. 395-36351-RCM-11, on October 10, 1995. The Corporation is required to file Monthly Operating Reports with the Bankruptcy Court and the United States Trustee pursuant to Bankruptcy Rule 2015 and the United States Trustee's Operating Guidelines and Reporting Requirements for Chapter 11 Cases. In connection therewith, attached hereto as exhibit 99 is the Monthly Operating Report for the Month Ending June 1996, filed with the Bankruptcy Court on July 22, 1996.

Item 7.  Financial Statements and Exhibits.

   (c)     Exhibits

99         Financial Report for June 1996.

                                        SIGNATURE


     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        I.C.H. CORPORATION



Date:  July 23, 1996                    By: /s/Susan A. Brown
                                        ----------------------------------------
                                        Susan A. Brown, Chairman of the Board,
                                        Director, Co-Chief Executive Officer,
                                        Chief Financial Officer and Treasurer

                                Index to Exhibits
                                                                                  Sequentially
                                                                                    Numbered
Exhibit Number               Description                                              Pages
99                           Monthly Operating Report for the Month Ending             44
                             June 1996, filed with the United States Bankruptcy
                             Court for the Northern District of Texas, Dallas
                             Division, Case No. 395-36351-RCM-11.


CASE NAME: I.C.H. CORPORATION                                     ACCRUAL BASIS

CASE NUMBER: 395-36351-5CM-11                                          02/13/95

JUDGE: HON. ROBERT MCGUIRE




                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS

                                 DALLAS DIVISION

                            MONTHLY OPERATING REPORT

                            MONTH ENDING: JUNE, 1996



     IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-6) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


RESPONSIBLE PARTY:

                                           DIRECTOR, CHAIRMAN OF THE BOARD,
                                           CO-CHIEF EXECUTIVE OFFICER,
/s/SUSAN A. BROWN                          CHIEF FINANCIAL OFFICER AND TREASURER
- ---------------------------------------    ------------------------------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                 TITLE

SUSAN A. BROWN                                         7/22/96
- ---------------------------------------    ------------------------------------
PRINTED NAME OF RESPONSIBLE PARTY                        DATE



PREPARER:


                                           VICE PRESIDENT - FINANCIAL REPORTING
/s/DAVID A. COMMONS                        SOUTHWESTERN FINANCIAL SERVICES CORP.
- ---------------------------------------    ------------------------------------
ORIGINAL SIGNATURE OF PREPARER                           TITLE


DAVID A. COMMONS                                        7/22/96
- ---------------------------------------    ------------------------------------
PRINTED NAME OF PREPARER                                  DATE

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
June 30, 1996                                             ACCRUAL BASIS-1

COMPARATIVE BALANCE SHEET
                                               Schedule       June 30            May 31
                                               Reference      Balances          Balances

ASSETS
1. Unrestricted cash                           1.A               $686,545           $58,481
   Short-term investments                      1.B             90,092,078        86,208,801
2. Restricted cash & short-term investments    1.C            103,366,794       102,949,958
                                                             ------------      ------------
3. Total cash                                                 194,145,417       189,217,240

4. Accounts receivable                         4.A                 29,059            24,987
   Federal income tax refund                   4.B                786,100           786,100
   Income tax recoverable from purchaser       4.C              7,848,517         7,848,517
6. Notes receivable                            6.A             27,581,800        27,581,800
10.Investment real estate                      10.A             4,400,000         4,400,000
13.Due from insiders                                                    0                 0
15.Investment in subsidiaries                  15.A           109,536,732       109,905,257
   Investment common stocks & bonds            15.B            40,444,706        40,496,609
   Distribution & liquidation interest in CFSB 15.C            18,000,000        18,000,000
   Tax indemnification                         15.D            24,600,000        24,600,000
   Other assets                                15.E             1,459,702         4,178,550
                                                             ------------      ------------
           Total assets                                      $428,832,033      $427,039,060
                                                             ============      ============


POSTPETITION LIABILITIES
17.Accounts payable and accrued expenses       27.C             1,566,998           966,234
   Accrued interest                            27.B                19,911            17,648
18.Taxes payable                               25.A                    84                37
                                                             ------------      ------------
           Total postpetition liabilities                       1,586,993           983,919
                                                             ------------      ------------
PREPETITION LIABILITIES
24.Secured notes payable                       24.A            30,323,863        30,323,863
25.Accrued taxes                               25.A            20,026,257        17,430,046
26.Unsecured notes payable                     26.A           372,162,000       372,162,000
27.Accrued interest                            27.B            15,673,899        15,674,618
   Other liabilities                           27.C            18,551,153        18,695,756
                                                             ------------      ------------
           Total prepetition liabilities                      456,737,172       454,286,283
                                                             ------------      ------------
EQUITY
30.Prepetition owners' equity (deficit)                      (108,884,661)     (108,884,661)
31.Postpetition cumulative profit                              72,287,850        73,496,937
32.Change in unrealized gains                                   7,104,679         7,156,582
                                                             ------------      ------------
           Total equity                                       (29,492,132)      (28,231,142)
                                                             ------------      ------------
   TOTAL PREPETITION LIABILITIES, POSTPETITION
           LIABILITIES AND EQUITY                            $428,832,033      $427,039,060
                                                             ============      ============

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
June 30, 1996

CASH IN BANKS- UNRESTRICTED

                                                       June 30        May 31
Account Name                         Account No.

Bank of Louisville                   2449-393-8       $4,139.82      $4,139.82
Operating Account


Bank of Louisville                   2449-390-3       64,951.96      64,972.62
General Account


Bank One                             90484306          6,044.76       2,696.37
Custody Account


Bank One                             100171305       575,458.09     (28,833.98)
Operating Account


First Farmers                        70-007-419       17,959.05       5,717.87
Dining Room Account


First Farmers                        70-007-427       17,291.00       9,088.00
Pro Shop Account


Petty Cash @ Perry Park                                  700.00         700.00
                                                    -----------     ----------
   Total unrestricted cash in banks                 $686,544.68     $58,480.70
                                                    ===========     ==========


                                     SCHEDULE 1A

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
June 30, 1996

SHORT TERM INVESTMENTS

                                              June 30            May 31
United States Treasury Bills
4.89% Due 06/06/96                                 $0.00    $13,490,784.94

United States Treasury Bills
4.89% Due 06/13/96                                  0.00     11,980,341.20

United States Treasury Bills
4.97% Due 08/01/96                         13,442,023.65              0.00

United States Treasury Bills
5.02% Due 06/20/96                                  0.00     11,968,108.83

United States Treasury Bills
5.00% Due 08/15/96                         19,874,686.72              0.00

United States Treasury Bills
4.98% Due 06/20/96                                  0.00     10,472,341.28

Bank of Louisville
Repurchase Agreement 4.80% Due 07/5/96         80,685.12              0.00

Bank of Louisville
Repurchase Agreement 4.80% Due 06/5/96              0.00         80,363.67

Bank One Texas
Time Deposit 5.750% Due 06/03/96                    0.00      1,300,000.00

Bank One Texas
Time Deposit 5.5000% Due 07/01/96           7,170,000.00              0.00

United States Treasury Bills
5.040% Due 08/29/96                        19,834,545.20              0.00

United States Treasury Bills
4.95% Due 06/13/96                                  0.00     12,978,544.10

Unites States Treasury Bills
4.85% due 6/20/96                                   0.00     23,938,317.37

Unites States Treasury Bills
5.09% due 9/12/96                          24,741,562.61              0.00

United States Treasury Bills
5.06% Due 9/12/96                           4,948,574.34              0.00
                                          --------------    --------------
     Total short-term investments         $90,092,077.64    $86,208,801.39
                                          ==============    ==============

                                  SCHEDULE 1.B

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
June 30, 1996

RESTRICTED CASH AND SHORT TERM INVESTMENTS


Account Name                         Account No.           June 30            May 31
Latter & Blum Property               0005-65040          $31,633.79        $32,733.41
Management, Inc.
As Agent of Republic Tower
Rental Trust Account

ICH & CFC (1)                        40 75k012013          1,180.60          1,389.60
Tax Ind Escrow                       40 75k012005
Purchase Price Escrow

Texas Commerce Bank (2)              088-05177043          1,612.50          1,627.79
Upfront Buyer Expenses

Texas Commerce Bank (2)              088-05177035          2,210.16          2,235.78
Expense Collateral Account

Texas Commerce Bank (2)              088-05176995          5,777.78          5,777.78
Termination Collateral Account

ICH & Southwest Financial Corp.(3)   3855124256                0.00           (430.05)
Escrow Account

United States Treasury Bills(1)
5.095% due 9/19/96                                       367,781.57        366,040.19

Fidelity Institutional Cash
Due 12/31/96 at Maturity                                 144,334.72        142,847.10

United States Treasury Bills (3)
7.782% Due 6/06/96                                             0.00    102,397,736.82

United States Treasury Bills(3)
4.86% Due 7/5/96                                     102,812,263.18              0.00
                                                     --------------   ---------------
   Total restricted cash and short term investments $103,366,794.30   $102,949,958.42
                                                    ===============   ===============

(1)  Escrows  established  related to sale of Integrity  National Life Insurance
     Company to Citizens Financial Corporation.
(2)  Escrows established related to proposed sale to Shinnecock Holdings Inc.
(3)  Escrows established related to sale to Southwestern Financial Corp.

                                     SCHEDULE 1.C

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
June 30, 1996

ACCOUNTS RECEIVABLE

                                         June 30            May 31
Perry Park:
    Maintenance Fees Receivable          $139,958.77       $139,274.78

    Water/Sewer Accounts Receivable         1,484.65          1,307.20

    Allowance for doubtful accounts      (130,000.00)      (130,000.00)
                                         -----------       -----------
                                           11,443.42         10,581.98

Other - Due from FMI                        3,210.69              0.00


HM/Jackson Products, L.P.                  14,405.02         14,405.02
                                         -----------       -----------
   Total                                  $29,059.13        $24,987.00
                                         ===========       ===========


                                     SCHEDULE 4.A

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
June 30, 1996

FEDERAL INCOME TAX REFUND DUE

                                       June 30            May 31

1993 Form 1120X Refund                 $786,100.00       $786,100.00
                                       ===========       ===========

                                     SCHEDULE  4.B

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
June 30, 1996

FEDERAL INCOME TAX RECOVERABLE FROM PURCHASER ON SALE OF SUBSIDIARIES


                                                              June 30            May 31
Due from Southwestern Financial Corporation for
     income tax settlement from sale of Southwestern Life,
     Union Bankers, Constitution and Marquette              $7,848,517.00     $7,848,517.00
                                                            =============     =============


                                     SCHEDULE  4.C

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
June 30, 1996

NOTES RECEIVABLE

                                              June 30            May 31


Victor Sayyah
Citibank Prime + 0.5% Due 10/15/2001       $27,000,000.00    $27,000,000.00


Ballard Texas Properties (1)
8.0% Due 10/31/02                              581,800.00        581,800.00
                                           --------------    --------------
   Total notes receivable                  $27,581,800.00    $27,581,800.00
                                           ==============    ==============


NOTES
(1)  Promissory note secured by Las Villas Apts. Houston, Texas


                                     SCHEDULE  6.A

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
June 30, 1996

INVESTMENT REAL ESTATE

                                                  June 30            May 31
DESCRIPTION

Perry Park                                      $4,634,116.10     $4,634,116.10
   Allowance for loss on Perry Park             (3,049,462.30)    (3,049,462.30)

Republic Tower - Office Bldg                     2,000,000.00      2,000,000.00

Baton Rouge, Louisiana - Land                    1,125,000.00      1,125,000.00
   Allowance for loss on land                     (640,000.00)      (640,000.00)

Ponderosa Inn, Burley ID - Golf Course             844,599.55        844,599.55

Deltona Lakes, Florida - Land                        1,213.00          1,213.00

Additional Allowance for Loss (Unallocated)       (515,466.35)      (515,466.35)
                                                -------------     -------------
   Total investment real estate                 $4,400,000.00     $4,400,000.00
                                                =============     =============

                                  SCHEDULE 10.A

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
June 30, 1996

INVESTMENT IN SUBSIDIARIES

                                               June 30            May 31

   SWL Holding Corporation                           $0.00             $0.00
   Care Financial Corporation                99,371,101.00     99,371,101.00
   SLC Financial Services                       240,541.00        240,541.00
   Facilities Management Installation         9,364,344.00      9,732,869.00
   BML Agency                                   560,746.41        560,746.41
                                           ---------------   ---------------
     Investment in Affiliates              $109,536,732.41   $109,905,257.41
                                           ===============   ===============



NOTES:

(a) Bankers Multiple Line Insurance Company ("BML"), a wholly-owned subsidiary of Care Financial Corporation, sold Modern American Life Insurance Company and Western Pioneer Life Insurance Company as of June 28, 1996. Net proceeds to BML of the sale of Modern American and Western Pioneer were approximately $27 million, including certain real estate and mineral interests valued at $11 million distributed to BML by Modern American and Western Pioneer in connection with the sale. BML also received an assignment of any federal income tax refunds payable to Modern American for periods prior to January 1, 1996.

     In addition, BML sold Philadelpia American Life Insuramce Company. BML utilized approximately $6 million of the proceeds from the sale to purchase certain securities, real estate, limited partnership interests and reinsurance receivables from Philadelphia American at the closing, as required under the purchase agreement. ICH estimates the net proceeds from the sale of Philadelphia American, the liquidation of the securities, real estate, limited partnership interests, and the settlement of reinsurance receivables assigned to BML by Philadelphia American will total approximately $11 million.


                                  SCHEDULE 15.A

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
June 30, 1996

INVESTMENT IN COMMON STOCKS AND BOND


                                     NUMBER
                                   OF SHARES      June 30            May 31
Common Stocks (at market value):
  Commonwealth Industries                200          $200.00           $200.00
  Churchill Downs                     10,000       360,000.00        415,000.00
  XRC Corp.                            5,595           559.50            559.50

  National Energy Group, Inc.            730         2,555.00          2,098.75
  Ky Central Life Insurance Co.          463            46.30            115.75
  Ky Investors                           300         3,975.00          4,012.50

  Worthington Industries               3,667        76,548.63         73,798.38
  IMO Industries                           2            11.50             14.25
  Transamerica Title                      10           810.00            810.00
                                               --------------    --------------
   Total common stocks                            $444,705.93       $496,609.13
                                               ==============    ==============

Change between periods represents
   change in unrealized                           ($51,903.20)
                                               ==============

Bonds - Unaffiliated:
Southwestern Financial Corp.
7.0% Due 12/15/2005                             40,000,000.00     40,000,000.00
                                               --------------    --------------

   Total Common Stocks & Bonds                 $40,444,705.93    $40,496,609.13
                                               ==============    ==============


                                     SCHEDULE  15.B

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
June 30, 1996

DISTRIBUTION AND LIQUIDATION INTEREST IN CFSB CORPORATION


                                                 June 30            May 31

Distribution and liquidation interest in
        CFSB Corporation (Estimated)          $18,000,000.00    $18,000,000.00
                                              ==============    ==============


NOTE:

     Letter Agreement dated March 29, 1993, from Consolidated National Corporation, (CNC) to ICH conveying to ICH, and agreeing that ICH has a 27.7% share in, and is entitled to receive 27.7% of, all economic benefits that CNC actually receives pursuant to that certain Agreement dated January 25, 1993 between CNC, James M. Fail and CFSB Corporation.


                                     SCHEDULE  15.C

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
June 30, 1996

TAX INDEMNIFICATION

                                          June 30            May 31

Tenneco Indemnification                $24,600,000.00    $24,600,000.00
                                       ==============    ==============



NOTE:

     ICH has accrued $24,600,000 representing estimated amounts recoverable from Tenneco under the Tax Indemnification provision of the 1986 Stock Purchase Agreement between ICH Corporation and Tenneco, Inc. Actual amount owing under such indemnification provision may be more or less.


                                     SCHEDULE  15.D

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
June 30, 1996

OTHER ASSETS

                                                 June 30            May 31

Accrued Interest on Short Term Investments         $3,565.96           $472.69

Accrued Interest on Bonds-Unaffiliated            124,444.44      1,291,111.11

Accrued Stock Dividend                                  0.00              0.00

Accrued Interest on Notes Receivable            1,331,691.83 (a)  2,886,965.73
                                               -------------     -------------
   Total other assets                          $1,459,702.23     $4,178,549.53
                                               =============     =============


NOTE:

(a) Accrued interest on note receivable postpetition was reversed. Remaining balance reflects prepetition interest.

                                     SCHEDULE   15.E

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
June 30, 1996

SECURED NOTES PAYABLE

                                           June 30            May 31

Victor Sayyah                           $30,000,000.00(1)  $30,000,000.00
c/o Lord, Bissell & Brook
James R. Wimmer
115 South La Salle Street
Chicago, IL  60603

Ozark National Life Insurance Co.           323,863.22(2)      323,863.22
500 East 9th
Kansas City  MO  64106
                                        --------------     --------------
                                        $30,323,863.22     $30,323,863.22
                                        ==============     ==============


NOTES:
(1)  Secured  by  note  receivable  of  $27,000,000.   Unsecured  in  amount  of
     $3,000,000. See Schedule 6.A

(2)  Dated  6-2-78  Mortgage
     Unplatted property situated in Glenwood Hall & Country Club, also known as Perry Park Resort, Owenton County Recorded in Book 75 page 576, dated 9-28-71


                                  SCHEDULE 24.A

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
June 30, 1996

ACCRUED TAXES

                                                               June 30            May 31
   Prepetition:
Commonwealth of Kentucky             1989-1992 State Income  $2,310,000.00     $2,310,000.00
Revenue Cabinet                      Tax Audit
Frankfort, KY  40619


Intercompany payable per tax
 sharing agreement & other (a)                                6,616,257.00      4,020,046.00

Internal Revenue Service             Reserve for Federal
                                     Income Tax Audit        11,100,000.00     11,100,000.00
                                                            --------------    --------------
     Total prepetition accrued taxes                         20,026,257.00     17,430,046.00


   Postpetition:
Commonwealth of Kentucky             06/01/96 thru 06/30/96          84.15             37.14
Revenue Cabinet                      Sales & Use Tax
Frankfort, KY  40619

                                                            --------------    --------------
   Total accrued taxes                                      $20,026,341.15    $17,430,083.14
                                                            ==============    ==============


NOTE:

(a)  Increase   reflects   federal  income  tax   contributions   received  from
     subsidiaries per tax sharing agreement and is offset by a corresponding increase in short-term investments.


                                     SCHEDULE  25.A

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
June 30, 1996

UNSECURED NOTES PAYABLE

                                              June 30            May 31

Tenneco Inc.                               $21,900,000.00    $21,900,000.00
9.50% Note Due 12/31/96

Note due 1997, interest at prime
Castle settlement                            3,000,000.00      3,000,000.00

Bank of Louisville
11 1/4% Subordinated Notes Due 1996        256,101,000.00    256,101,000.00

Bank of Louisville
11 1/4% Subordinated Notes Due 2003         91,161,000.00     91,161,000.00

                                          ---------------   ---------------
     Total unsecured notes payable        $372,162,000.00   $372,162,000.00
                                          ===============   ===============


                                     SCHEDULE  26.A

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
June 30, 1996

ACCRUED INTEREST

                                              June 30            May 31
   Prepetition:

Accrued Interest on Secured Debt             1,584,770.86     $1,584,770.86


Accrued Interest on Unsecured Debt          14,089,128.15     14,089,847.33
                                           --------------    --------------
   Total prepetition accrued interest       15,673,899.01     15,674,618.19


   Postpetition:

Accrued Interest on Secured Debt (Ozark)        19,910.93         17,648.32
                                           --------------    --------------
   Total accrued interest                   15,693,809.94     15,692,266.51
                                           ==============    ==============

NOTE:

     Prepetition interest is accrued only through October 10, 1995, the date company filed for bankruptcy.

                                  SCHEDULE 27.B

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
June 30, 1996

OTHER LIABILITIES

                                                  June 30            May 31
PREPETITION:

Fractional Shares Payable @
Bank of Louisville                                $181,198.61       $181,198.61
P.O. Box 1101
Louisville, KY  40201-1101

Common Stock Dividend Payable @
Bank of Louisville                                 201,453.80        201,453.80
P.O. Box 1101
Louisville, KY  40201-1101

Preferred Dividend Payable @
Bank of Louisville                                  81,166.40         81,166.40
P.O. Box 1101
Louisville, KY  40201-1101

Bank of Louisville
Escrow Fund Acct #6063                             442,803.60        442,405.81
P.O. Box 1101
Louisville, KY  40201-1101

Facilities Management Installation
Inter-company account payable                    6,304,530.11      6,304,530.11

Retired Employee Liability                       5,565,000.00      5,565,000.00

Lawrence Johnson
Lease-Jefferson Building
202 West Hill Street
Champaign, IL  61820                                     0.00        145,000.00

Robert T. Shaw & C. Fred Rice (a)
Independent Contractor and Services Agreement
Dated February 11, 1994                          5,775,000.00      5,775,000.00
                                               --------------    --------------
                                                18,551,152.52     18,695,754.73
                                               --------------    --------------
Postpetition:
Due Bankers Multiple Line                          393,688.32              0.00
Real Estate Expense Accrual                            668.76              0.00
DueSubtotal of prepetition liabilities               5,643.00         16,778.06
General Expense Accrual                          1,166,997.30        949,454.95
                                               --------------    --------------
   Subtotal of postpetition liabilities          1,566,997.38        966,233.01
                                               --------------    --------------
     Total other liabilities                   $20,118,149.90    $19,661,987.74
                                               ==============    ==============


Note:

(a) Independent Services Contracts between the debtor and Bob Shaw and the debtor and Fred Rice were terminated as of the petition date. The amount shown represents the total remaining amount due under the contracts. The allowable amount of the claim has not been determined by the Bankruptcy Court.


                                     SCHEDULE  27.C

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
June 30, 1996                                             ACCRUAL BASIS-2

INCOME STATEMENT

                                               Schedule      Month only     Period  to date
                                               Reference      Balance        From 12/31/95
REVENUES:
   Interest income                                             $1,079,702        $5,682,028
   Perry Park revenues                                             78,334           240,639
   Realized capital gains(losses)              1.A                      0          (653,768)
   Other income                                1.B                  1,591            11,927
                                                             ------------      ------------
   Total revenues                                               1,159,627         5,280,826
                                                             ------------      ------------
EXPENSES:
9. Directors fees                              9                    5,500            28,250
11.General and administrative                                     102,729         1,205,773
                                                             ------------      ------------
                                                                  108,229         1,234,023
                                                             ------------      ------------
15.Income before non-operating income and expenses              1,051,398         4,046,803
                                                             ------------      ------------
OTHER INCOME AND EXPENSES:

16.Equity in earnings (losses) of subsidiaries 16.A              (368,525)       (1,326,328)
18.Gain (loss) on sale of subsidiary                                    0                 0
19.Miscellaneous income (expense):
        Adjustment to accrued interest on note
         receivable to prepetition balance                     (1,555,274)
20.Interest expense                            18                  (1,543)          (19,192)
                                                             ------------      ------------
   Net other income (expenses)                                 (1,925,342)       (1,345,520)
                                                             ------------      ------------
REORGANIZATION EXPENSES:

23.Professional fees                           23                 316,696         2,000,398
24.U.S. Trustee fees                           24                       0            20,500
                                                             ------------      ------------
                                                                  316,696         2,020,898
                                                             ------------      ------------

27.Tax expense (benefit)                       27                  18,447        (3,744,336)
                                                             ------------      ------------
   Net income (loss)                                           (1,209,087)        4,424,721
   Change in unrealized                                           (51,904)        7,121,153
   Net equity (deficit) at beginning of period                (28,231,141)      (41,038,006)
                                                             ------------      ------------
   Net equity (deficit)  at end of period                    ($29,492,132)     ($29,492,132)
                                                             ============      ============


I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
June 30, 1996


REALIZED CAPITAL GAINS(LOSSES):

                                             Month only     Period  to date
                                              Balance        From 12/31/95

Writedown of real estate and equipment          $0.00         ($653,731.00)
Sale of short term investments                   0.00               (36.79)
                                                -----         ------------
                                                $0.00         ($653,767.79)
                                                =====         ============

                                     SCHEDULE  1.A

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
June 30, 1996

OTHER INCOME

                                     Month only     Period  to date
                                      Balance        From 12/31/95

Commission income                     $1,589.30        $10,996.06
Miscellaneous income                       1.74            930.74
                                      ---------        ----------
                                      $1,591.04        $11,926.80
                                      =========        ==========


                                  SCHEDULE 1.B

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
June 30, 1996

DIRECTORS FEES

                                  Month only     Period  to date
                                   Balance        From 12/31/95

Stanley Stegner                      $2,750.00        $13,000.00
Keith Tucker                              0.00          2,250.00
Vernon Zimmerman                      2,750.00         13,000.00
                                     ---------        ----------
                                     $5,500.00        $28,250.00
                                     =========        ==========

                                   SCHEDULE 9

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
June 30, 1996

EQUITY IN EARNINGS (LOSSES) OF SUBSIDIARIES

                                             Month only     Period  to date
                                              Balance        From 12/31/95

Care Financial Corp                                  0.00      ($696,604.00)
SLC Financial Services                               0.00         13,541.00
Facilities Management Installation, Inc.      (368,525.00)      (643,265.00)
BML Agency                                           0.00              0.00
                                             ------------    --------------
                                             ($368,525.00)   ($1,326,328.00)
                                             ============    ==============


NOTE:

Equity in earnings is calculated on a monthly basis only for FMI.


                                  SCHEDULE 16.A

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
June 30, 1996

INTEREST EXPENSE


                                   Month only     Period  to date
                                    Balance        From 12/31/95

Ozark National Life                   $1,543.43        $19,191.75
                                      ---------        ----------
                                      $1,543.43        $19,191.75
                                      =========        ==========


                                   SCHEDULE 18

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
June 30, 1996


PROFESSIONAL FEES

                                             Month only     Period  to date
                                              Balance        From 12/31/95

Paid & Accrued Postpetition:

Paid during period:
   Coopers & Lybrand                                $0.00       $129,590.57
   Winstead, Sechrest & Minick                     841.98        414,571.85
   Donaldson, Lufkin & Jenrette                      0.00        228,886.04
   Rodney D. Moore                                   0.00        102,764.85
   Houlihan Lokey Howard & Zukin                     0.00        329,933.44
   Gibson, Dunn & Crutcher                      98,311.37        340,446.25
                                              -----------     -------------
           Total paid for period                99,153.35      1,546,193.00
Change in accrual                              217,542.35        454,204.84
                                              -----------     -------------
   Total reorganization professional fees     $316,695.70     $2,000,397.84
                                              ===========     =============


                                   SCHEDULE 23

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
June 30, 1996

U.S. TRUSTEE FEES

                                           Month only     Period  to date
                                            Balance        From 12/31/95

ICH Corporation                              $0.00           $10,000.00
CARE Financial Corp                           0.00            $5,250.00
SWL Holding Corp                              0.00            $5,250.00
                                             -----           ----------
Total                                        $0.00           $20,500.00
                                             =====           ==========


                                     SCHEDULE  24

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
June 30, 1996

TAXES

                                         Month only     Period  to date
                                          Balance        From 12/31/95

Franchise taxes                             $9,623.25       $106,609.26
State (KY) income tax                            0.00         11,211.37
Sales taxes                                  1,799.82          4,971.28
Other taxes                                  7,024.36         26,751.10
Current F.I.T. Provision (Benefit)               0.00     (3,893,879.00)
                                           ----------    --------------
Total                                      $18,447.43    ($3,744,335.99)
                                           ==========    ==============

                                   SCHEDULE 27

I.C.H. Corporation
Case No.   395-36351-RCM-11                               ACCRUAL BASIS-3
Monthly Operating Report
June 30, 1996

CASH RECEIPTS AND DISBURSEMENTS
Cash at beginning of month                                                     $189,217,240

Receipts from operations:
   Interest received                                            2,243,276
   Perry Park revenues                                             77,473
   Other                                                            1,591
                                                               ----------
Non-operating receipts:                                         2,322,340

   Federal  Income tax contributions from subsidiaries
     per tax sharing agreement                                  2,596,211
   Franklin IN land sale - BML                                    393,688
                                                               ----------
   Total cash received                                          5,312,239         5,312,239
                                                               ----------      ------------
   Total cash available                                                         194,529,479


Cash disbursed for operations:
   General expenses                                               260,962
   Taxes                                                           18,447

   Directors fees (see schedule at Accrual Basis-6)                 5,500
                                                               ----------
                                                                  284,909

Non-operating disbursements:

   NONE                                                                 0

Cash disbursed for reorganization costs:

   Professional fees
       See schedule at Accrual Basis-6.                            99,153
   U.S. Trustee Fees                                                    0
                                                               ----------
   Total cash disbursed                                           384,062           384,062
                                                               ----------      ------------
Cash at end of month                                                           $194,145,417
                                                                               ============


I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
June 30, 1996


ACCRUAL BASIS-4

ACCOUNTS RECEIVABLE

     Due to nature of its business as an insurance holding company, ICH's receivables are not significant (See asset schedule 4.A) and no attempts are made to age them.



POSTPETITION TAXES

     All taxes were paid current with the filing and postpetition filings and payments continue to be made in the normal course of business.

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
June 30, 1996

ACCRUAL BASIS-6

PAYMENTS TO INSIDERS:
Directors Fees:

   Stanley Stegner                                              $2,750.00
   Vernon Zimmerman                                              2,750.00
                                                               ----------
                                                                $5,500.00

Payments to affiliates:

   NONE


NOTE:

     Executive   officers'   salaries   are   paid  by   Facilities   Management
Installation,  Inc.  (FMI).  See FMI's  schedule  of payments to insiders at FMI
Accrual-6.


PAYMENTS TO PROFESSIONALS:

Related to reorganization:
   Winstead, Sechrest & Minick                                    $841.98
   Coopers & Lybrand                                                 0.00
   Houlihan, Lokey, Howard & Zukin                                   0.00
   Gibson, Dunn & Crutcher                                      98,311.37
                                                               ----------
   Total reorganization professional fees                      $99,153.35
                                                               ==========

SECURED NOTES, LEASES AND ADEQUATE PROTECTION PAYMENTS:

     All lease and insurance payments were current as of date of filing and have continued to be paid in postpetition period in normal course of business. Two notes that are secured by real property are paid annually (next payment is June
1996).

CASE NAME: I.C.H. CORPORATION                                     ACCRUAL BASIS

CASE NUMBER: 395-36351-5CM-11                                          02/13/95

                                                     MONTH:      MARCH 1996


QUESTIONNAIRE                                                      YES      NO


1.     HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE
       THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?                 X
2.     HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT
       OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?                  X (1)
3.     ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES OR
       LOANS) DUE FROM RELATED PARTIES                             X
4.     HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES
       THIS REPORTING PERIOD?                                               X
5.     HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE
       DEBTOR FROM ANY PARTY?                                               X
6.     ARE ANY POST PETITION PAYROLL TAXES PAST DUE?                        X
7.     ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES
       PAST DUE?                                                            X
8.     ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                     X
9.     ARE ANY OTHER POSTPETITION TAXES PAST DUE?                           X
10.    ARE ANY AMOUNT SOWED TO POSTPETITION CREDITORS
       DELINQUENT?                                                          X
11.    HAVE ANY PREPETITION TAXES BEEN PAID DURING THE
       REPORTING PERIOD?                                                    X
12.    ARE ANY WAGE PAYMENTS PAST DUE?                                      X

     IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES" PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.
(1) Pursuant to Approved Cash Management Motion.

INSURANCE                                                          YES      NO

1.     ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND
       OTHER NECESSARY INSURANCE COVERAGES IN EFFECT?               X
2.     ARE ALL PREMIUM PAYMENTS PAID CURRENT                        X
3.     PLEASE ITEMIZE POLICIES BELOW.

     IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO." OR IF ANY POLICIES HAVE BEEN CANCELED OR NOT RENEWED DURING THIS REPORTING PERIOD. PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.
     Copies of first page of policies were previously provided; coverage remains in effect; all payments are current.

                              INSTALLMENT PAYMENTS


TYPE OF   PAYMENT AMOUNT &
POLICY        CARRIER          PERIOD COVERED      FREQUENCY

- ------        -------          --------------      ---------

- ------        -------          --------------      ---------

- ------        -------          --------------      ---------

- ------        -------          --------------      ---------